UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Ac
t of
1934
January 6, 2025
Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION
REGENCY CENTERS, L.P.
(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation)	001-12298 (Regency Centers Corporation)	59-3191743 (Regency Centers Corporation)
Delaware (Regency Centers, L.P.)	000-24763 (Regency Centers, L.P.)	59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114
Jacksonville, Florida 32202
(Address of principal executive offices) (Zip Code)

(904) 598-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	REG	The Nasdaq Stock Market LLC
6.250% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCP	The Nasdaq Stock Market LLC
5.875% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCO	The Nasdaq Stock Market LLC
Regency Centers, L.P.

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
On January 6, 2025, Regency Centers Corporation (the “Company” or “our”) entered into an amendment to each of certain equity distribution agreements then in effect, by and among the Company, Regency Centers, L.P., each of Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Jefferies LLC, Truist Securities, Inc., BTIG, LLC, BofA Securities, Inc., Mizuho Securities USA LLC, TD Securities (USA) LLC, BMO Capital Markets Corp., Regions Securities LLC, Scotia Capital (USA) Inc., and BNY Mellon Capital Markets, LLC, as sales agents, or as forward sellers (except that, in the case of BTIG, references to forward seller refer instead to Nomura Securities International, Inc. (acting through BTIG, LLC as agent)) as well as each of Wells Fargo Bank, National Association, JPMorgan Chase Bank, National Association, New York
Branch
, Bank of America, N.A., Mizuho Markets America LLC, Jefferies LLC, Bank of Montreal, The Bank of Nova Scotia, The Toronto-Dominion Bank, Truist Bank, Regions Securities LLC, The Bank of New York Mellon and Nomura Global Financial Products, Inc., as forward purchasers, in order to reflect the appointment of Latham & Watkins LLP as our counsel (as amended and restated from time to time, the “Equity Distribution Agreements”).
Shares of common stock of the Company, having an aggregate offering price of up to $500,000,000, to be sold from time to time pursuant to the Equity Distribution Agreements, will continue to be issued pursuant to that certain prospectus supplement (the “ATM Prospectus Supplement”) filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2023, and the accompanying base prospectus (the “Base Prospectus”) dated March 23, 2023, each forming part of the Company’s shelf registration statement on Form
S-3
(Registration
No. 333-270763)
filed with the SEC on March 23, 2023.
The Company is filing herewith as Exhibit 99.1 certain revised tax disclosure in connection with the ATM Prospectus Supplement, which is incorporated by reference herein and therein, and replaces and supersedes in its entirety the section under “Certain Material Federal Income Tax Considerations” included in each of the Base Prospectus and the ATM Prospectus Supplement, respectively.
Additionally, the paragraph under “Validity of Securities” of the ATM Prospectus Supplement is replaced in its entirety with the following:
Certain legal matters, including certain U.S. federal income tax matters described under “Federal Income Tax Considerations,” will be passed upon for us by Latham & Watkins LLP, Los Angeles, California. The validity of the common stock offered hereby will be passed upon for us by Foley & Lardner LLP. The sales agents have been represented by Sullivan & Cromwell LLP. The forward purchasers have been represented by Davis Polk & Wardwell LLP.
This Current Report on Form
8-K
shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits
(d)
Exhibits

1.1
Amendment No. 1 to Equity Distribution Agreement, dated January 6, 2025, among Regency Centers Corporation, Regency Centers, L.P., BTIG, LLC, Nomura Securities International, Inc. and Nomura Global Financial Products, Inc. The amendments listed below are substantially identical in all material respects to the Amendment No. 1 to Equity Distribution Agreement, dated January 6, 2025, among Regency Centers Corporation, Regency Centers, L.P., BTIG, LLC, Nomura Securities International, Inc. and Nomura Global Financial Products, Inc., except for the identities of the parties and the amendment number associated with each such amendment, and have not been filed as exhibits to the Company’s reports under the Securities Exchange Act of 1934, as amended, pursuant to Instruction 2 to Item 601 of Regulation S-K.

i.   Amendment No. 3 to Equity Distribution Agreement, dated January 6, 2025, among Regency Centers Corporation, Regency Centers, L.P., Wells Fargo Securities, LLC and Wells Fargo Bank, National Association.

ii.  Amendment No. 3 to Equity Distribution Agreement, dated January 6, 2025, among Regency Centers Corporation, Regency Centers, L.P., J.P. Morgan Securities LLC and JPMorgan Chase Bank, National Association, New York Branch.

iii.   Amendment No. 1 to Equity Distribution Agreement, dated January 6, 2025, among Regency Centers
Corporation
, Regency Centers, L.P. and Jefferies LLC.

iv.   Amendment No. 1 to Equity Distribution Agreement, dated January 6, 2025, among Regency Centers Corporation, Regency Centers, L.P., Truist Securities, Inc. and Truist Bank.

v.  Amendment No. 3 to Equity Distribution Agreement, dated January 6, 2025, among Regency Centers Corporation, Regency Centers, L.P., BofA Securities, Inc. and Bank of America, N.A.

vi.   Amendment No. 3 to Equity Distribution Agreement, dated January 6, 2025, among Regency Centers Corporation, Regency Centers, L.P., Mizuho Securities USA LLC and Mizuho Markets America LLC.

vii.  Amendment No. 1 to Equity Distribution Agreement, dated January 6, 2025, among Regency Centers Corporation, Regency Centers, L.P., TD Securities (USA) LLC and The Toronto-Dominion Bank.

viii.  Amendment No. 1 to Equity Distribution Agreement, dated January 6, 2025, among Regency Centers Corporation, Regency Centers, L.P., BMO Capital Markets Corp. and Bank of Montreal.

ix.   Amendment No. 1 to Equity Distribution Agreement, dated January 6, 2025, among Regency Centers Corporation, Regency Centers, L.P. and Regions Securities LLC.

x.  Amendment No. 1 to Equity Distribution Agreement, dated January 6, 2025, among Regency Centers Corporation, Regency Centers, L.P., Scotia Capital (USA) Inc. and The Bank of Nova Scotia.

xi.   Amendment No. 1 to Equity Distribution Agreement, dated January 6, 2025, among Regency Centers Corporation, Regency Centers, L.P., BNY Mellon Capital Markets, LLC and The Bank of New York Mellon.

8.1	Opinion of Latham & Watkins LLP as to tax matters.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 8.1).

99.1	Federal Income Tax Considerations.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

January 6, 2025	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary

REGENCY CENTERS, L.P.

By: Regency Centers Corporation, its general partner

January 6, 2025	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary